Exhibit 10.2

Certain identified information contained in this document, marked by brackets as [***], has been excluded because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

CHANGE IN TERMS AGREEMENT

Principal $2,000,000.00	Loan Date 10-19-2019	Maturity 10-19-2020	Loan No [***]	Call / Coll	Account [***]	Officer [***]	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: Torotel, Inc. 520 N Rogers Road Olathe, KS 66062	Lender: Cornerstone Bank Main Office 9120 W. 135th Street Overland Park, KS 66221

Principal Amount: $2,000,000.00	Date of Agreement: April 15, 2020

DESCRIPTION OF EXISTING INDEBTEDNESS.

Promissory Note #[***] dated October 19, 2019 in the original principal amount of $1,500,000.00.

DESCRIPTION OF COLLATERAL.

Commercial Security Agreement dated October 19, 2018 executed by Borrower to Lender.

All Assets

Cross Collateralized with Loan No. 913236 , Loan No. 913245 and Loan No. 913239.

DESCRIPTION OF CHANGE IN TERMS.

The principal loan amount is currently $1,500,000.00 and is hereby increased by $500,000.00 to be the amount referenced in the Principal Amount paragraph herein.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

Borrower's Initials	NO ORAL AGREEMENTS. This written agreement is the final expression of the agreement between Lender and
Borrower and may not be contradicted by evidence of any prior oral agreement or of a contemporaneous oral agreement between Lender and Borrower.
NONSTANDARD TERMS. The following space contains all nonstandard terms, including all previous oral agreements, if any, between Lender and Borrower:

Lender's Initials
By initialing the boxes to the left, Lender and Borrower affirm that no unwritten oral agreement exists between them.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

TOROTEL, INC.

By:	/s/ Heath C. Hancock	By:	/s/ Dale H. Sizemore
	Heath C. Hancock, Chief Financial Officer of Torotel, Inc.		Dale H. Sizemore, Jr., President of Torotel, Inc.

LENDER:

CORNERSTONE BANK

X	/s/ John V Doull
John V Doull, Vice President

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $2,000,000.00	Loan Date 10-19-2019	Maturity 10-19-2020	Loan No [***]	Call / Coll	Account [***]	Officer [***]	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: Torotel, Inc. 520 N Rogers Road Olathe, KS 66062	Lender: Cornerstone Bank Main Office 9120 W. 135th Street Overland Park, KS 66221

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $2,000,000.00 due on October 19, 2020. This is a secured renewal of the following described indebtedness:

Promissory Note #[***] dated October 19, 2018 in the original principal amount of $1,000,000.00 executed by Borrower to Lender and a Change in Terms Agreement dated November 19, 2018 in the principal amount of $1,250,000.00 executed by Borrower to Lender and a Change in Terms Agreement dated May 10, 2019 in the principal amount of $1,500,000.00 executed by Borrower to Lender.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Working Capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,000,000.00 as follows:

Other Disbursements:	$2,000,000.00
[***] Current Outstanding Principal Balance
[***] Available to Borrow

Note Principal:	$2,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash:	$525.00
$15.00 Flood Determination Fee
$10.00 UCC Search Fee (KS)
$500.00 Origination Fee

Total Charges Paid in Cash:	$525.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 15, 2020.

BORROWER:

TOROTEL, INC.

By:	/s/ Heath C. Hancock	By:	/s/ Dale H. Sizemore
	Heath C. Hancock, Chief Financial Officer of Torotel, Inc.		Dale H. Sizemore, Jr., President of Torotel, Inc.